Dear Shareholders:

After a period of euphoria mixed with shock in the world's bond markets which coincided with the first six months of the Trust's fiscal year, the global news for financial assets for the last six months has been mostly favorable. Inflation, one of the biggest risks to stocks and bonds, has been on a downward trend in Europe, Asia, and North America, and interest rates in most countries have fallen or remained stable. As a result, the markets have been willing to take greater risk in return for more yield. Although yield may be much sought after, it is hard to find, and the distribution rate on this Trust is likely to fall in the coming months. For the 12 months ended October 31, 1996, the Trust had a total return of 19.32%, based on beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on net asset value
(NAV) was 10.78% for the same period.

We believe the difference in the Trust's strong market price total return relative to its NAV return has resulted from the Trust's innovative share repurchase program. This program, which was implemented in April 1996, authorizes the Trust to repurchase annually up to 10% of its outstanding shares. With its regular monthly distribution the Trust pays its shareholders the difference between its NAV and its market price, which it then recaptures when it repurchases its shares. The extra distribution paid to shareholders has added approximately 75 basis points (0.75%) to the Trust's distribution rate at both NAV and market price for the six-month period ending October 31. We believe this higher distribution rate attracted new investors to the Trust, which helped move its market price from $6.875 on April 30 to $7.125 as of October 31.

The Trust derives much of its diversification from investing in bonds other than U.S. government bonds, such as international, corporate, and emerging market bonds. This has provided a favorable mix of assets that has helped us cushion the move in U.S. interest rates while providing a measure of stability to the Trust's NAV. The following gives a general review of these specific markets and how our strategies differ for each.

U.S. Government Sector

Our caution toward the U.S. interest rate environment stems from our concern that the U.S. economy has momentum for further growth and that wage and price pressures could appear in this, the sixth year of the U.S. expansion. This conservative view has been expressed in the portfolio as we reduced the U.S. sector to 25% of total assets, its lowest level in years. Further, our duration, or sensitivity to interest rate changes, has remained short during much of the past six months. We look to remain overweighted in mortgages in this sector in the hope that this could provide some protection in the event of a downturn in bond prices. We will become aggressive only when it is clear that the economy and inflation are under no pressure to rise.

Corporate Bond Sector

Broad support for this market has come from traditionally conservative buyers as well as the growing population dedicated to high-yield bond funds. We believe this market support, driven by better earnings, better balance sheets, and deep economic strength, is likely to continue into 1997. Yield spreads in the high-yield markets have narrowed to a point where we believe the risk to the portfolio is greatly reduced, and the returns have been better than for more highly rated (investment-grade) markets. While new issues dominate this market, we continue to be selective and guide our bond purchases by dedicated research. This sector represents the Trust's largest weighting.

International Bond Sector

In the past several months, we have pursued a "European convergence" strategy, favoring higher yielding sovereign bonds in Spain, Italy, France, and Sweden whose yields have seemed the likeliest to converge toward the prevailing lower rates in Germany. During the third quarter, this happened, boosting bond prices in this sector, which was overweighted in the portfolio. We see interest rates falling further in Europe before growth turns upward. In the near term the dollar appears to us to be strong against the Japanese yen and has only recently weakened versus the German mark.

The Trust has maintained its maximum weighting of 10% in the emerging market sector for some time. Emerging market debt, including Brady bonds, has outperformed all other fixed-income markets in 1996 and has eclipsed most equity markets. Better credit fundamentals and a worldwide search for yield have fueled these markets and created great optimism and bond price appreciation. Emerging market holdings in the portfolio include Mexico, Argentina, Poland, and Brazil.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

/s/ James T. Swanson
James T. Swanson
Portfolio Manager
November 12, 1996

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1996)

Net Asset Value Per Share
October 31, 1996                  $7.71
October 31, 1995                  $7.57
New York Stock Exchange Price
October 31, 1996                  $7.125
October 31, 1996 (high)*          $7.125
January 16, 1996 (low)*           $6.375
October 31, 1995                  $6.500

*For the period November 1, 1995 through October 31, 1996.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1996)

Distribution Sources
The Trust made no long-term capital gain distributions for tax purposes during the year ended October 31, 1996.

 Distributions eligible for the 70%
  dividends-received deduction
  for corporations                          0%

Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

Number of Shareholders

As of October 31, 1996, our records indicate that there are 19,731 registered shareholders and approximately 19,154 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 17, 1996, the following actions were taken:

Item 1. The election of A. Keith Brodkin, Richard B. Bailey, Charles W. Schmidt, and Elaine R. Smith as Trustees of the Trust.

                               Number of Shares
       Nominee             For        Withhold Authority
A. Keith Brodkin     86,825,950.714     1,548,427.926
Richard B. Bailey    86,792,926.911     1,581,451.728
Charles W. Schmidt   86,790,424.472     1,583,954.168
Elaine R. Smith      86,667,006.748     1,707,371.891

Trustees continuing in office who were not subject to re-election at this meeting are Peter G. Harwood, J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames, and David B. Stone.

Item 2. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ended October 31, 1996.

            Number of Shares
For          86,599,108.678
Against         575,292.266
Abstain       1,199,977.696

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MMT.

Investment Objective and Policy

The investment objective of MFS(R) Multimarket Income Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed- income securities. The investment adviser will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental.

The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- October 31, 1996
Bonds -- 91.1%

                                                           Principal Amount
Issuer                                                      (000 Omitted)        Value
U.S. Dollar Denominated -- 73.3%
Corporate Asset-Backed -- 0.1%
Merrill Lynch Mortgage Investors, 8.227s, 2023+                $ 1,200        $   997,500
                                                                             ---------------
Financial Institutions -- 3.1%
Americo Life, Inc., 9.25s, 2005                                $ 2,650        $ 2,570,500
Auburn Hills Trust, 12s, 2020                                    5,000          7,541,200
First Nationwide Escrow Co., 10.625s, 2003##                       200            210,000
Leucadia National Corp., 8.25s, 2005                             3,000          3,061,590
Leucadia National Corp., 7.75s, 2013                             9,585          9,373,555
                                                                             ---------------
                                                                              $22,756,845
                                                                             ---------------
Foreign -- U.S. Dollar Denominated -- 8.6%
Banco Nacional de Commerce, 7.25s, 2004                        $ 1,000        $   837,500
Banco Nacional de Commerce, 8s, 2000                             2,500          2,385,000
Central Transportation Rental Group PLC, 9.5s, 2003              1,431          1,327,254
Empresas ICA Sociedad S.A., 11.875s, 2001                        4,500          4,649,063
Federal Republic of Brazil, 6.875s, 2001                         1,820          1,747,200
Federal Republic of Brazil, 8s, 2014                             4,956          3,394,973
GPO Electra, 12.75s, 2001                                        3,500          3,666,250
Gulf Canada Resources Ltd., 9.25s, 2004                          2,400          2,490,000
Hidroelectrica Alicura, 8.375s, 1999##                           1,500          1,458,750
Mexico Discount Notes,
  6.25s, 2019                                                    1,500          1,040,625
National Power Corp., 7.625s, 2000                               2,000          1,984,000
Republic of Argentina, 9.25s, 2001                               3,500          3,426,500
Republic of Argentina, 6.625s, 2005                              2,940          2,410,800
Republic of Argentina, 6.4375s, 2023                            14,000          9,542,500
Republic of Colombia, 8.66s, 2016                                1,000          1,020,000
Republic of Ecuador, 6.5s, 2015                                  2,115          1,178,990
Telecom Argentina, 12s, 2002                                     5,000          5,400,000
United Mexican States, 4.242s, 2019                              4,750          3,900,938
United Mexican States, 6.39062s, 2019                          $ 4,334        $ 3,559,298
United Mexican States, 11.5s, 2026                               8,000          7,996,000
                                                                             ---------------
                                                                              $63,415,641
                                                                             ---------------
Industrials -- 30.6%
 Aerospace -- 0.2%
CHC Helicopter, 11.5s, 2002                                    $ 1,425        $ 1,421,438
                                                                             ---------------
 Airlines -- 0.1%
GPA Plc, 10.875s, 2019                                         $   250        $   271,250
K & F Industries, Inc., 11.875s, 2003                              725            783,000
                                                                             ---------------
                                                                              $ 1,054,250
                                                                             ---------------
 Automotive -- 0.9%
Exide Corp., 10s, 2005                                         $ 1,100        $ 1,116,500
Harvard Industries, Inc., 12s, 2004                                900            828,000
Harvard Industries, Inc., 11.125s, 2005                            750            675,000
Lear Corp., 9.5s, 2006                                           1,725          1,837,125
SPX Corp., 11.75s, 2002                                          2,000          2,205,000
                                                                             ---------------
                                                                              $ 6,661,625
                                                                             ---------------
 Building -- 2.2%
American Standard, Inc., 10.5s, 2005                           $ 7,175        $ 6,636,875
Building Materials Corp., 11.75s, 2004                           3,313          2,724,531
Nortek, Inc., 9.875s, 2004                                       2,750          2,736,250
Schuller International Group, Inc., 10.875s, 2004                1,000          1,100,000
USG Corp., 9.25s, 2001                                           3,150          3,327,188
UDC Homes, Inc., "C", 14.5s, 2000                                   29             27,073
                                                                             ---------------
                                                                              $16,551,917
                                                                             ---------------
 Cellular Telephones -- 0.5%
Millicom International Cellular, 13.5s, 2006##                 $   500        $   283,750
Rogers Cantel, 9.375s, 2008                                      3,150          3,165,750
                                                                             ---------------
                                                                              $ 3,449,500
                                                                             ---------------
 Chemicals -- 1.3%
Arcadian Partners LP, 10.75s, 2005                             $ 2,225        $ 2,447,500
Indspec Chemical Corp., 11.5s, 2003                              3,250          2,892,500
NL Industries, Inc., 11.75s, 2003                                1,105          1,139,531

                                      4

U.S. Dollar Denominated -- continued
Industrials -- continued
 Chemicals -- continued
UCC Investors Holdings, Inc., 10.5s, 2002                       $1,850        $ 1,984,125
UCC Investors Holdings, Inc., 12s, 2005                          1,250          1,093,750
                                                                             ---------------
                                                                              $ 9,557,406
                                                                             ---------------
 Consumer Goods and Services -- 2.2%
Consolidated Cigar Corp., 10.5s, 2003                           $1,000        $ 1,040,000
International Semi-Tech Microelectronics, Inc., 11.5s,
  2003                                                           3,000          1,830,000
Ithaca Industries, Inc., 11.125s, 2002**                         1,000            590,000
Reeves Industries, Inc., 11s, 2002                               2,000          1,880,000
Remington Arms, Inc., 9.5s, 2003##                                 300            250,500
Revlon Consumer Products Corp., 10.5s, 2003                      3,750          3,900,000
Samsonite Corp., 11.125s, 2005                                   1,000          1,060,000
Sealy Corp., 9.5s, 2003                                          1,250          1,243,750
Westpoint Stevens, Inc., 9.375s, 2005                            4,500          4,545,000
                                                                             ---------------
                                                                              $16,339,250
                                                                             ---------------
 Containers -- 2.0%
Calmar, Inc., 11.5s, 2005                                       $1,000        $ 1,023,750
Gaylord Container Co., 11.5s, 2001                               1,000          1,062,500
Gaylord Container Co., 12.75s, 2005                              1,150          1,262,125
Ivex Packaging Corp., 12.5s, 2002                                2,550          2,741,250
Owens-Illinois, Inc., 11s, 2003                                  3,500          3,845,625
Owens-Illinois, Inc., 9.95s, 2004                                1,000          1,047,500
Plastic Container, Inc., 10.75s, 2001                              500            525,000
Silgan Corp., 11.75s, 2002                                       1,700          1,819,000
Stone Container Corp., 9.875s, 2001                                500            496,250
Stone Container Corp., 10.75s, 2002                              1,000          1,050,000
                                                                             ---------------
                                                                              $14,873,000
                                                                             ---------------
 Defense Electronics -- 0.2%
Alliant Techsystems, Inc., 11.75s, 2003                         $1,100        $ 1,199,000
                                                                             ---------------
 Entertainment -- 1.7%
ACT III Theatres, Inc., 11.875s, 2003                           $2,300        $ 2,530,000
Albritton Communications Corp., 11.5s, 2004                        500            520,000
Cinemark USA, Inc., 9.625s, 2008##                                 900            886,500
SCI Television, Inc., 11s, 2005                                  2,150          2,300,500
Turner Broadcasting Systems, Inc., 8.375s, 2013                  5,000          5,096,550
United Artist Theater Circuit, Inc., 11.5s, 2002                 1,000          1,060,000
                                                                             ---------------
                                                                              $12,393,550
                                                                             ---------------
 Financial Institutions -- 0.2%
American Life Holdings Co., 11.25s, 2004                        $1,250        $ 1,421,875
Intermedia Capital Partners, 11.25s, 2006##                        300            300,000
                                                                             ---------------
                                                                              $ 1,721,875
                                                                             ---------------
 Food and Beverage Products -- 0.8%
Coca-Cola Bottling Group Southwest, Inc., 9s, 2003              $1,000        $ 1,010,000
Nabisco, Inc., 7.55s, 2015                                       2,965          2,922,452
Specialty Foods Corp., 10.25s, 2001                              1,350          1,242,000
Texas Bottling Group, Inc., 9s, 2003                             1,000          1,012,500
                                                                             ---------------
                                                                              $ 6,186,952
                                                                             ---------------
 Forest and Paper Products -- 0.2%
Fort Howard Corp., 9.25s, 2001                                  $1,650        $ 1,699,500
                                                                             ---------------
 Machinery -- 0.2%
AGCO Corp., 8.5s, 2006                                          $1,500        $ 1,515,000
                                                                             ---------------

 Medical and Health Technology and Services -- 0.7%
Beverly Enterprises, Inc., 9s, 2006                             $1,100        $ 1,083,500
OrNda Healthcorp, 12.25s, 2002                                   1,200          1,285,500
Quorum Health Group, Inc., 8.75s, 2005                             200            202,000
Tenet Healthcare Corp., 10.125s, 2005                            2,500          2,743,750
                                                                             ---------------
                                                                              $ 5,314,750
                                                                             ---------------
 Metals and Minerals -- 0.7%
Commonwealth Aluminum Corp., 10.75s, 2006##                     $1,000        $ 1,015,000

                                      5

U.S. Dollar Denominated -- continued
Industrials -- continued
 Metals and Minerals -- continued
Haynes International, Inc., 11.625s, 2004                       $  500        $   520,000
Jorgensen (Earle M.) Co., 10.75s, 2000                           1,350          1,363,500
Kaiser Aluminum & Chemical Corp., 9.875s, 2002                   1,640          1,623,600
Republic Engineered Steel, 9.875s, 2001                            460            427,800
                                                                             ---------------
                                                                              $ 4,949,900
                                                                             ---------------
 Oil Services -- 1.2%
AmeriGas Partners LP, 10.125s, 2007                             $  600        $   628,500
Clark USA, Inc., 10.875s, 2005                                   1,000          1,030,000
Falcon Drilling Co., 8.875s, 2003                                1,750          1,706,250
Ferrell Gas LP, 10s, 2001                                        1,600          1,648,000
Global Marine, Inc., 12.75s, 1999                                1,400          1,508,500
Noble Drilling Corp., 9.125s, 2006                               1,225          1,292,375
Tuboscope Vetco International, Inc., 10.75s, 2003                  650            689,000
                                                                             ---------------
                                                                              $ 8,502,625
                                                                             ---------------
 Printing and Publishing -- 0.3%
Day International Group, Inc., 11.125s, 2005                    $1,000        $ 1,045,000
Golden Books Publishing, Inc., 7.65s, 2002                         575            494,500
Newsquest Capital Plc, 11s, 2006##                                 750            765,000
                                                                             ---------------
                                                                              $ 2,304,500
                                                                             ---------------
 Special Products and Services -- 2.9%
AAF-McQuay, Inc., 8.875s, 2003                                  $2,000        $ 1,985,000
Blount, Inc., 9s, 2003                                           1,250          1,268,750
Fairfield Manufacturing, 11.375s, 2001                           1,850          1,914,750
Idex Corp., 9.75s, 2002                                          1,000          1,040,000
IMO Industries, Inc., 11.75s, 2006                               1,650          1,699,500
Interlake Corp., 12s, 2001                                         750            795,000
Interlake Corp., 12.125s, 2002                                   1,400          1,435,000
Interlake Revolver, "B", 5.75s, 1997##                             232            230,045
Loewen Group, Inc., 7.5s, 2001                                  $3,000        $ 3,011,250
Mark IV Industries, Inc., 8.75s, 2003                            2,750          2,818,750
Newflo Corp., 13.25s, 2002                                         750            826,875
Polymer Group, Inc., 12.25s, 2002                                  834            909,060
Spreckels Industries, Inc., 11.5s, 2000                            200            212,000
Synthetic Industries, Inc., 12.75s, 2002                           900            976,500
Thermadyne Holdings Corp., 10.75s, 2003                          2,250          2,317,500
                                                                             ---------------
                                                                              $21,439,980
                                                                             ---------------
 Steel -- 0.7%
AK Steel Holdings Corp., 10.75s, 2004                           $2,078        $ 2,244,240
Armco, Inc., 11.375s, 1999                                       1,000          1,040,000
WCI Steel, Inc., 10.5s, 2002                                     1,550          1,728,250
                                                                             ---------------
                                                                              $ 5,012,490
                                                                             ---------------
 Stores -- 1.6%
Eckerd (Jack) Corp., 9.25s, 2004                                $1,000        $ 1,030,000
Finlay Enterprises, Inc., 12s, 2005                                950            788,500
Finlay Fine Jewelry, 10.625s, 2003                               2,760          2,794,500
Limited, Inc., 7.5s, 2023                                        3,500          3,176,250
Pathmark Stores, Inc., 11.625s, 2002                             2,050          2,106,375
Pathmark Stores, Inc., 9.625s, 2003                              1,650          1,612,875
                                                                             ---------------
                                                                              $11,508,500
                                                                             ---------------
 Supermarkets -- 0.7%
Carr-Gottstein Foods Co., 12s, 2005                             $1,000        $ 1,050,000
Dominick's Finer Foods, Inc., 10.875s, 2005                      1,500          1,655,625
Grand Union Co., 12s, 2004                                       1,250          1,262,500
Ralphs Grocery Co., 10.45s, 2004                                   800            808,000
                                                                             ---------------
                                                                              $ 4,776,125
                                                                             ---------------
 Telecommunications -- 9.3%
American Radio Systems Corp., 9s, 2006                          $1,500        $ 1,432,500

                                      6

U.S. Dollar Denominated -- continued
Industrials -- continued
 Telecommunications -- continued
Bell Cablemedia Plc, 11.875s, 2005                             $ 4,625       $  3,353,125
Brooks Fiber Properties, 10.875s, 2006                           1,500            877,500
Cablevision Industries Corp., 9.25s, 2008                        1,150          1,217,333
Charter Communication LP, 11.25s, 2000                           1,000          1,015,000
Comcast Corp., 9.375s, 2005                                      3,040          3,024,800
Continental Cablevision, Inc., 9.5s, 2013                        5,000          5,625,000
Continental Cablevision, Inc., 8.3s, 2006                        4,325          4,584,500
Diamond Cable Communication Plc, 11.75s, 2005                    2,000          1,315,000
EchoStar Communication Corp., 12.875s, 2004                      1,250            990,625
EchoStar Communication Corp., 13.125s, 2004                      2,000          1,410,000
Falcon Holdings Group, Inc., 11s, 2003                           3,825          3,480,543
Granite Broadcasting Corp., 10.375s, 2005                        2,000          1,990,000
ICG Holdings, Inc., 12.5s, 2006                                  3,500          2,117,500
Jones Intercable, Inc., 9.625s, 2002                               250            256,250
Jones Intercable, Inc., 11.5s, 2004                              1,400          1,533,000
Jones Intercable, Inc., 10.5s, 2008                                500            527,500
K-III Communications Corp., 10.625s, 2002                        2,875          3,029,531
Marcus Cable Operating Co., 13.5s, 2004                          4,250          3,261,875
MFS Communications, Inc., 9.375s, 2004                             300            255,000
MFS Communications, Inc., 8.875s, 2006                           2,650          1,874,875
Mobile Telecommunication Technologies Corp., 13.5s, 2002         1,000          1,015,000
Mobilemedia Communications, Inc. 10.5s, 2003                       525            252,000
MobileMedia Corp., 9.375s, 2007                                  2,900          1,595,000
Paging Network, Inc., 8.875s, 2006                             $ 4,500       $  4,173,750
PanAmSat Corp., 0s, 2003                                         4,500          4,140,000
Park Broadcasting, Inc. 11.75s, 2004                             1,000          1,155,000
ProNet, Inc., 11.875s, 2005                                        700            644,000
Rifkin Acquisition Partners LP, 11.125s, 2006                      500            510,000
Rogers Cablesystems Ltd., 9.625s, 2002                             800            816,000
Rogers Cablesystems Ltd., 10.125s, 2012                          1,500          1,485,000
Sprint Spectrum LP, 0s, 2006                                     3,000          1,725,000
Sprint Spectrum LP, 12.5s, 2006                                    300            302,250
Teleport Communications Group, Inc., 11.125s, 2007               1,400            896,000
Total Access Communications Public Co. Ltd., 8.375s,
  2006##                                                         2,500          2,512,500
Turner Broadcasting System, Inc., 8.4s, 2024                     3,000          2,930,790
USA Mobile Communication, 9.5s, 2004                             1,375          1,278,750
                                                                             ---------------
                                                                             $ 68,602,497
                                                                             ---------------
  Total Industrials                                                          $227,035,630
                                                                             ---------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s, 2004                         $   600       $    636,000
                                                                             ---------------
U.S. Federal Agencies -- 4.2%
Federal National Mortgage Assn., 7s, 2026                      $ 6,781       $  6,651,695
Federal National Mortgage Assn., 7.5s, 2010                      7,803          7,925,062
Federal National Mortgage Assn., Stripped Mortgage Backed
  Security, 7s, 2023                                             4,090          1,376,480
Financing Corp., 9.4s, 2018                                     12,000         15,069,360
                                                                             ---------------
                                                                             $ 31,022,597
                                                                             ---------------
U.S. Government Guaranteed -- 21.0%
 Government National Mortgage Association -- 8.0%
GNMA, 8.5s, 2026                                               $14,807       $ 15,371,918
GNMA, 8s, 2026                                                   9,702          9,920,296
GNMA, 7.5s, 2010-2025                                           12,884         13,010,811
GNMA, 7s, 2025                                                  21,145         20,735,184
                                                                             ---------------
                                                                             $ 59,038,209
                                                                             ---------------

                                      7

U.S. Dollar Denominated -- continued
 U.S. Treasury Obligations -- 13.0%
U.S. Treasury Note, 9.125s, 1999                          $ 16,500           $ 17,753,010
U.S. Treasury Note, 13.375s, 2001                            6,400              8,307,008
U.S. Treasury Bond, 12s, 2005                                7,900             10,809,412
U.S. Treasury Bond, 6.5s, 2006                               4,400              4,434,829
U.S. Treasury Bond, 10.375s, 2012                           25,000             32,386,750
U.S. Treasury Bond, 8.125s, 2019                            10,200             11,817,618
U.S. Treasury Bond, 6.75s, 2026                             10,000             10,118,700
                                                                             ---------------
                                                                             $ 95,627,327
                                                                             ---------------
  Total U.S. Government Guaranteed                                           $154,665,536
                                                                             ---------------

Utilities -- Electric -- 5.3%
BVPS II Funding Corp., 8.68s, 2017                        $  1,000           $    991,480
Cleveland Electric Illuminating, 9s, 2023                    1,000                984,020
El Paso Electric Co., 8.9s, 2006                             4,000              4,134,520
First PV Funding Corp., 10.3s, 2014                          1,880              1,995,150
First PV Funding Corp., 10.15s, 2016                         2,875              3,061,875
Midland Cogeneration Venture Corp., 10.33s, 2002             6,484              6,857,325
Midland Funding Corp. II, 13.25s, 2006                       3,500              4,061,295
Niagra Mohawk Power Corp., 8.77s, 2018                       6,438              6,134,062
Texas & New Mexico Power Co., 12.5s, 1999                    6,700              7,335,160
Texas & New Mexico Power Co., 10.75s, 2003                   3,290              3,446,275
                                                                             ---------------
                                                                             $ 39,001,162
                                                                             ---------------
Utilities -- Gas -- 0.4%
Maxus Energy Corp., 9.875s, 2002                          $  2,000           $  2,040,000
Maxus Energy Corp., 11.25s, 2013                             1,150              1,175,875
                                                                             ---------------
                                                                             $  3,215,875
                                                                             ---------------
  Total U.S. Dollar Denominated                                              $542,746,786
                                                                             ---------------
Foreign -- Non-U.S. Dollar Denominated -- 17.8%
Australia -- 4.1%
Commonwealth of Australia, 8.75s, 2001               AUD     8,000           $  6,747,841
Commonwealth of Australia, 10s, 2002                         9,550              8,595,352
Commonwealth of Australia, 9.5s, 2003                       17,300             15,338,944
                                                                             ---------------
                                                                             $ 30,682,137
                                                                             ---------------
Canada -- 2.1%
Canada Government, 7.5s, 2003                        CAD     5,300           $  4,280,678
Canada Government, 9s, 2004                                 10,000              8,781,544
Canada Government, 8.75s, 2005                               2,550              2,216,638
                                                                             ---------------
                                                                             $ 15,278,860
                                                                             ---------------
Denmark -- 4.1%
Kingdom of Denmark, 6s, 1999                         DKK    24,183           $  4,273,128
Kingdom of Denmark, 9s, 2000                                49,000              9,482,082
Kingdom of Denmark , 8s, 2001                               79,514             14,923,113
Kingdom of Denmark , 7s, 2007                               11,746              2,009,420
                                                                             ---------------
                                                                             $ 30,687,743
                                                                             ---------------
Ireland -- 1.1%
Republic of Ireland, 8s, 2000                        IEP     4,700           $  8,114,517
                                                                             ---------------

Spain -- 2.5%
Spanish Government, 8.4s, 2001                       ESP 1,122,800           $  9,232,594
Spanish Government, 10.9s, 2003                            981,800              9,029,643
                                                                             ---------------
                                                                             $ 18,262,237
                                                                             ---------------
Sweden -- 0.7%
Kingdom of Sweden, 10.25s, 2000                      SEK    28,100           $  4,825,261
                                                                             ---------------
United Kingdom -- 3.2%
United Kingdom Treasury, 8s, 2000                    GBP    10,725           $ 17,983,939
United Kingdom Treasury, 9s, 2000                            1,600              2,754,485
United Kingdom Treasury, 9.75s, 2002                         1,600              2,889,471
                                                                             ---------------
                                                                               23,627,895
                                                                             ---------------
  Total Foreign --
     Non-U.S. Dollar Denominated                                             $131,478,650
                                                                             ---------------
  Total Bonds
     (Identified Cost, $659,612,157)                                         $674,225,436
                                                                             ---------------

Common Stocks -- 0.5%

Issuer                                   Shares          Value

Consumer Goods and Services
Central Transportation Rental
  Group                                      702       $    197,372
RJR Nabisco Holdings Corp.                 6,908            199,468
Long Island Lighting Co.                 125,000          3,125,000
                                                      ---------------
  Total Common Stocks
     (Identified Cost, $3,662,959)                     $  3,521,840
                                                      ---------------
Preferred Stocks -- 1.2%
Cablevision Systems Corp.                 49,433       $  4,510,761
First Nationwide Bank                     10,000          1,147,500
K-III Communications Corp.                 1,294            128,706
Supermarkets General Holdings
  Corp.                                   22,827            639,156
Time Warner##                              2,411          2,552,646
                                                      ---------------
  Total Preferred Stocks
     (Identified Cost, $8,609,167)                     $  8,978,769
                                                      ---------------
  Total Stocks
     (Identified Cost, $12,272,126)                    $ 12,500,609
                                                      ---------------
Short-Term Obligations -- 2.9%
                                   Principal Amount
                                     (000 omitted)
Argentina Treasury Bill, due
  1/17/97                            $     2,500       $  2,456,500
Eurolira Time Deposit, due
  11/11/96                            12,395,000          8,165,349
Eurolira Time Deposit, due
  4/21/97                             11,770,000          7,766,029
Russia Note, due 12/27/96+                 3,000          2,926,688
                                                      ---------------
  Total Short-Term Obligations
     (Identified Cost, $20,926,039)                    $ 21,314,566
                                                      ---------------
Repurchase Agreement -- 4.0%
Goldman Sachs Group L.P.,
  dated 10/31/96, due 11/01/96,
  total to be received
  $29,424,536 (secured by various
  U.S. government securities in a
  jointly traded account), at
  Cost                               $    29,420       $ 29,420,000
                                                      ---------------
  Total Investments
     (Identified Cost, $722,230,322)                   $737,460,611
                                                      ---------------
Other Assets,
  Less Liabilities -- 0.3%                                2,421,441
                                                      ---------------
Net Assets -- 100.0%                                   $739,882,052
                                                      ===============

+ Restricted security.
## SEC Rule 144A restriction.
** Non-income producing security in default.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD   = Australian Dollars
CAD   = Canadian Dollars
CHF   = Swiss Francs
DEM   = Deutsche Marks
DKK   = Danish Kroner
ESP   = Spanish Pesetas
GBP   = British Pounds
IEP   = Irish Punts
ITL   = Italian Lire
SEK   = Swedish Kronor
THB   = Thailand Baht

                      See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1996

Assets:
  Investments, at value (identified cost, $722,230,322)                        $737,460,611
  Receivable for interest rate swaps                                                308,337
  Receivable for investments sold                                                14,867,000
  Interest receivable                                                            18,462,774
  Other assets                                                                       84,198
                                                                              ---------------
    Total assets                                                               $771,182,920
                                                                              ---------------
Liabilities:
  Cash overdraft                                                               $      5,262
  Distributions payable                                                           5,002,338
  Payable for Trust shares reacquired                                             1,774,962
  Payable for investments purchased                                              21,997,761
  Net payable for forward foreign currency exchange contracts purchased             406,636
  Net payable for forward foreign currency exchange contracts sold                  694,663
  Net payable for forward foreign currency exchange contracts                       243,643
  Payable to affiliates -- Management fee                                            32,706
  Accrued expenses and other liabilities                                          1,142,897
                                                                              ---------------
    Total liabilities                                                          $ 31,300,868
                                                                              ---------------
Net assets                                                                     $739,882,052
                                                                              ===============
Net assets consist of:
   Paid-in capital                                                             $731,618,368
   Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            14,213,181
   Accumulated distributions in excess of net realized gain on investments
    and foreign currency transactions                                            (6,984,847)
   Accumulated undistributed net investment income                                1,035,350
                                                                              ---------------
    Total                                                                      $739,882,052
                                                                              ===============
Shares of beneficial interest outstanding                                        95,932,452
                                                                              ===============
Net asset value per share (net assets / shares of beneficial interest
outstanding)                                                                       $7.71
                                                                              ===============

                      See notes to financial statements

Statement of Operations -- Year Ended October 31, 1996

Net investment income:
    Income --
    Interest                                                                    $65,745,791
    Dividends                                                                        98,425
                                                                               ---------------
      Total investment income                                                   $65,844,216
                                                                               ---------------

Expenses --
     Management fee                                                             $ 6,125,243
     Trustees' compensation                                                         177,379
     Custodian fee                                                                  511,911
     Transfer and dividend disbursing agent fee                                     331,675
     Investor communications cost                                                   576,118
     Printing                                                                        76,323
     Postage                                                                         74,579
     Auditing fees                                                                   56,513
     Legal fees                                                                       4,152
     Miscellaneous                                                                  601,984
                                                                               ---------------
      Total expenses                                                            $ 8,535,877
     Fees paid indirectly                                                           (51,693)
                                                                               ---------------
      Net expenses                                                              $ 8,484,184
                                                                               ---------------
       Net investment income                                                    $57,360,032
                                                                               ---------------

Realized and unrealized gain (loss) on investments:
     Realized gain (loss) (identified cost basis) --
      Investment transactions                                                   $15,135,783
      Written option transactions                                                   277,963
      Foreign currency transactions                                                 983,509
      Futures contracts                                                            (882,474)
                                                                               ---------------
       Net realized gain on investments and foreign currency transactions       $15,514,781
                                                                               ---------------

 Change in unrealized appreciation --
      Investments                                                               $(3,942,219)
      Written options                                                              (117,330)
      Translation of assets and liabilities in foreign currencies                  (519,431)
                                                                               ---------------
       Net unrealized loss on investments                                       $(4,578,980)
                                                                               ---------------
        Net realized and unrealized gain on investments and foreign currency    $10,935,801
                                                                               ---------------
         Increase in net assets from operations                                 $68,295,833
                                                                               ===============

                      See notes to financial statements

Statement of Changes in Net Assets

                                                                     Year Ended October 31,
                                                                ---------------------------------
                                                                      1996             1995
                                                               ----------------   ----------------
Increase in net assets:
From operations --
  Net investment income                                           $ 57,360,032     $ 63,939,117
  Net realized gain (loss) on investments and foreign currency
    transactions                                                    15,514,781       (9,707,694)
  Net unrealized gain (loss) on investments and foreign
    currency transactions                                           (4,578,980)      53,683,280
                                                               ----------------   ----------------
   Increase in net assets from operations                         $ 68,295,833     $107,914,703
                                                               ----------------   ----------------
Distributions declared to shareholders --
  From net investment income                                      $(59,181,274)    $(58,599,920)
  From net realized gain on investments and foreign currency
    transactions                                                            --               --
  From paid-in capital                                                      --       (3,650,802)
                                                               ----------------   ----------------
    Total distributions declared to shareholders                  $(59,181,274)    $(62,250,722)
                                                               ----------------   ----------------
Trust share (principal) transactions --
   Net asset value of shares reacquired from shareholders         $(50,147,707)    $(94,104,508)
                                                               ----------------   ----------------
    Decrease in net assets from Trust share transactions          $(50,147,707)    $(94,104,508)
                                                               ----------------   ----------------
     Total decrease in net assets                                 $(41,033,148)    $(48,440,527)
Net assets:
  At beginning of period                                           780,915,200      829,355,727
                                                               ----------------   ----------------
  At end of period (including accumulated undistributed net
    investment income (accumulated distributions in excess of
    net investment income) of $1,035,350 and ($3,588,841),
    respectively)                                                 $739,882,052     $780,915,200
                                                               ================   ================

                      See notes to financial statements

Financial Highlights

                                                                             Year Ended October 31,
                                                   ---------------------------------------------------------------------------
Per share data (for a
share outstanding
throughout each period):                               1996        1995         1994        1993         1992         1991
                                                    ----------- -----------  -----------  ----------- ----------- ------------
Net asset value -- beginning of period               $   7.57    $   7.06     $   7.90    $   7.69     $   7.93     $   7.54
                                                    ----------- -----------  -----------  ----------- ----------- ------------
Income from investment operations# --
  Net investment income(section mark)                $   0.57    $   0.59     $   0.55    $   0.63     $   0.68     $   0.72
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                         0.16        0.49        (0.82)       0.31           --         0.90
                                                    ----------- -----------  -----------  ----------- ----------- ------------
   Total from investment operations                  $   0.73    $   1.08     $  (0.27)   $   0.94     $   0.68     $   1.62
                                                    ----------- -----------  -----------  ----------- ----------- ------------
Less distributions declared to shareholders
 From net investment income                          $  (0.59)   $  (0.53)    $  (0.21)   $  (0.51)    $  (0.65)    $  (0.70)
  From net realized gain on investment and
    foreign currency transactions                          --          --        (0.01)      (0.17)          --           --
  In excess of net realized gain on investments
    and foreign currency transactions                      --          --           --       (0.05)          --           --
  From paid in capital                                     --       (0.04)       (0.35)         --        (0.27)       (0.53)
                                                    ----------- -----------  -----------  ----------- ----------- ------------
   Total distributions declared to shareholders      $  (0.59)   $  (0.57)    $  (0.57)   $  (0.73)    $  (0.92)    $  (1.23)
                                                    ----------- -----------  -----------  ----------- ----------- ------------
  Net asset value -- end of period                   $   7.71    $   7.57     $   7.06    $   7.90     $   7.69     $   7.93
                                                    =========== ===========  ===========  =========== =========== ============
  Per share market value -- end of period            $  7.125    $  6.500     $  6.125    $  7.375     $  7.625     $  7.750
                                                    =========== ===========  ===========  =========== =========== ============
  Total return                                         19.32%      15.69%      (9.57)%       6.49%       10.25%       36.98%
  Ratios (to average net assets)/Supplemental
    data(section mark):
   Interest expense                                        --       0.09%        0.08%       0.08%        0.24%        0.23%
   Other expenses##                                     1.11%       1.10%        1.06%       1.03%        1.11%        1.11%
   Net investment income                                7.49%       8.13%        7.51%       8.14%        8.69%        9.22%
  Portfolio turnover                                     214%        189%         133%        415%         425%         740%
  Net assets at end of period
    (000 omitted)                                    $739,882    $780,915     $829,356    $947,314     $947,292     $968,813
  Leverage analysis:
   Debt outstanding at end of period (000 omitted)   $     --    $     --     $ 90,000    $     --     $     --     $     --
   Average daily balance of debt outstanding
     (000 omitted)                                         --      10,750        9,616      15,304       39,230       24,409
   Average daily number of shares outstanding
     (000 omitted)                                    100,810     108,970      117,774     123,067      122,612      121,698
   Average debt per share                                   0    $   0.10     $   0.08    $   0.12     $   0.32     $   0.20

#  Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
(section mark) The investment adviser did not impose a poriton of its management fee for the periods indicated. If this fee had been incurred by the Trust, the expenses would have changed by less than $0.01 per share and the ratios would have been:

   Ratios (to average daily net assets):
    Other expenses##                                      --%       1.11%        1.07%       1.06%        1.14%        1.13%
    Net investment income                                 --%       8.11%        7.50%       8.11%        8.66%        9.20%

                      See notes to financial statements

Financial Highlights

                                                                   Year Ended October 31,
                                                      -------------------------------------------------
Per share data (for a
share outstanding
throughout each period):                                 1990         1989        1988        1987*
                                                      -----------  ----------- ----------- ------------
Net asset value -- beginning of period                 $   8.66    $     9.01  $     8.81   $     9.40
                                                      -----------  ----------- ----------- ------------
Income from investment operations# --
  Net investment income(section mark)                  $   0.86    $     0.94  $     0.90   $     0.57
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                          (0.75)        (0.06)       0.53        (0.55)
                                                      -----------  ----------- ----------- ------------
  Total from investment operations                     $   0.11    $     0.88  $     1.43   $     0.02
                                                      -----------  ----------- ----------- ------------
  Less distributions declared to shareholders
  From net investment income                           $  (0.79)   $    (1.11) $    (0.74)  $    (0.46)
  From net realized gain on investment and foreign
    currency transactions                                    --            --          --        (0.13)
  From paid in capital                                    (0.44)        (0.12)      (0.49)       (0.02)
                                                      -----------  ----------- ----------- ------------
  Total distributions declared to shareholders         $  (1.23)   $    (1.23) $    (1.23)  $    (0.61)
                                                      -----------  ----------- ----------- ------------
  Net asset value -- end of period                     $   7.54    $     8.66  $     9.01   $     8.81
                                                      ===========  =========== =========== ============
  Per share market value -- end of period              $  6.625    $    9.000  $   10.000   $    9.125
                                                      ===========  =========== =========== ============
  Total return                                         (14.08)%         2.68%      24.57%      (3.99)%+
  Ratios (to average net assets)/Supplemental
    data(section mark):
  Interest expense                                        0.45%            --          --           --
  Other expenses##                                        1.19%         1.23%       1.12%        1.08%+
  Net investment loss                                    10.61%        10.90%       9.96%        9.94%+
  Portfolio turnover                                       365%          423%        159%          58%
  Net assets at end of period
    (000 omitted)                                      $917,522    $1,056,536  $1,086,400   $1,052,274
  Leverage analysis:
   Average daily balance of debt outstanding
     (000 omitted)                                     $ 43,956    $       --  $       --   $       --
   Average daily number of shares outstanding
     (000 omitted)                                      122,431            --          --           --
   Average debt per share                              $   0.36    $       --  $       --   $       --
+  Annualized.
#  Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
*  For the period from commencement of investment operations March 12, 1987 to October 31, 1987.
(section mark) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the expenses would have changed by less than
               $0.01 per share and the ratios would have been:
  Ratios (to average daily net assets):
  Other expenses##                                        1.23%            --          --           --
  Net investment income                                  10.57%            --          --           --

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sales price. Unlisted equity securities or listed equity securities for which last sales price are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amounts owed to the Trust under each separate repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, dependent on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investment in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depre-ciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust invests in high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than that of higher-rated securities.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $6,445,433 was reclassified from accumulated distributions in excess of net realized gains on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of ($6,746,855), which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.34% of the Trust's average daily net assets and 5.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $ 57,879 for the year ended October 31, 1996.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts     Annual Account Fee
-------------------------- --------------------
Less than 75,000                          $9.00
75,000 and over                           $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                   Purchases       Sales
 ----------------------------------------------- -------------- --------------

U.S. government securities                       $596,470,302   $603,916,744
                                                 ============== ==============
Investments (non-U.S. government securities)     $840,898,447   $865,118,710
                                                 ============== ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                      $722,292,726
                                   ===============
Gross unrealized appreciation
Gross unrealized depreciation
                                   ---------------
 Net unrealized appreciation        $ 15,167,885
                                   ===============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                      Year Ended                       Year Ended
                                   October 31, 1996                 October 31, 1995
                           -------------------------------  --------------------------------
                               Shares           Amount          Shares           Amount
-------------------------- -------------- ---------------- ---------------   ----------------
Treasury shares acquired     (7,224,500)    $(50,147,707)     (14,383,300)    $(94,104,508)
                           -------------- ---------------- ---------------   ----------------
 Net decrease                (7,224,500)    $(50,147,707)     (14,383,300)    $(94,104,508)
                           ============== ================ ===============   ================

In accordance with the provisions of the Trust's prospectus, shares of beneficial interest were purchased by the Trust during the year ended October 31, 1996 at an average price per share of $6.94 and a weighted average discount of 14.41% per share. The Trust repurchased 14,383,300 shares of beneficial interest during the year ended October 31, 1995, at an average price per share of $6.54 and a weighted average discount of 5.10% per share.

(6) Quarterly Financial Information (Unaudited)

                                                                        Net Realized and        Net Increase (Decrease)
                                                                     Unrealized Gain (Loss)     in Net Assets Resulting
Quarterly Period      Investment Income    Net Investment Income         on Investments             from Operations
-----------------  ---------------------- ---------------------- --------------------------- --------------------------
                                    Per                     Per                        Per                        Per
Fiscal 1996            Amount      Share      Amount       Share       Amount         Share        Amount        Share
-----------------  --------------  ---------------------  ------- ----------------  --------- --------------- ----------
January 31          $16,495,557    $0.16    $14,350,401    $0.14    $ 19,679,715     $ 0.20     $ 34,030,116    $ 0.34
April 30             16,601,752     0.16     14,485,304     0.14     (24,135,299)     (0.23)      (9,649,995)    (0.09)
July 31              16,755,119     0.17     14,614,808     0.15      (4,561,296)     (0.03)      10,053,512      0.11
October 31           15,991,788     0.16     13,909,519     0.14      19,952,681       0.22       33,862,200      0.37
                   --------------  ---------------------  ------- ----------------  --------- --------------- ----------
                    $65,844,216    $0.65    $57,360,032    $0.57    $ 10,935,801     $ 0.16     $ 68,295,833    $ 0.73
                   ==============  =====================  ======= ================  ========= =============== ==========
Fiscal 1995
-----------------
January 31          $19,940,462    $0.17    $17,058,034    $0.15    $(15,938,110)    $(0.19)    $  1,119,924    $(0.04)
April 30             18,208,468     0.16     16,170,160     0.14      33,437,151       0.40       49,607,311      0.54
July 31              18,223,432     0.17     15,990,698     0.16      90,372,326       0.90      106,363,024      1.06
October 31           16,901,679     0.16     14,720,225     0.14     (63,895,781)     (0.62)     (49,175,556)    (0.48)
                   --------------  ---------------------  ------- ----------------  --------- --------------- ----------
                    $73,274,041    $0.66    $63,939,117    $0.59    $ 43,975,586     $ 0.49     $107,914,703    $ 1.08
                   ==============  =====================  ======= ================  ========= =============== ==========

(7) Line of Credit

The Trust entered into an agreement for an unsecured line of credit with several banks which allowed the Trust to borrow up to $150 million to invest in accordance with the investment practices of the Trust.

During the period, the Trust did not borrow any amounts on the line of credit. Interest rates on the amounts borrowed vary depending upon the source and are based upon either the bank's base rate, the bank's adjusted certificate of deposit rate or the Eurodollar rate.

The Trust was charged a commitment fee of $188,811, which is based on the average daily unused portion of the line of credit.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996 is as follows:

Written Option Transactions

                                                           1996 Calls                      1996 Puts
                                                 ------------------------------  ------------------------------
                                                 Principal Amounts              Principal Amounts
                                                   of Contracts                    of Contracts
                                                   (000 Omitted)     Premiums     (000 Omitted)     Premiums
 -----------------------------------------------  -----------------------------  ----------------- ------------
Outstanding, beginning of period --
    Australian Dollars                                 12,707        $ 137,669         12,284       $ 145,560
    Deutsche Marks                                         --               --         12,529          33,470
    Deutsche Marks/British Pounds                      14,941           90,634             --              --
    Japanese Yen                                           --               --        303,000          33,082
 Options written--
    Australian Dollars                                  9,333           55,219          4,658          28,468
    Canadian Dollars                                       --               --          7,885          17,649
    Deutsche Marks                                         --               --             --              --
    Deutsche Marks/British Pounds                      17,824           79,249             --              --
    Japanese Yen                                      696,000           96,285        524,000          64,475
    Italian Lire/Deutsche Marks                            --               --             --              --
 Options terminated in closing transactions--
    Australian Dollars                                (22,040)        (192,888)       (11,762)       (107,617)
    Deutsche Marks                                         --               --        (12,529)        (33,470)
    Deutsche Marks/British Pounds                     (23,852)        (130,259)            --              --
    Japanese Yen                                     (696,000)         (96,285)      (827,000)        (97,557)
 Options exercised--
 Options expired--
    Australian Dollars                                     --               --         (5,180)        (66,411)
    Canadian Dollars                                       --               --         (7,885)        (17,649)
    Deutsche Marks/British Pounds                      (8,913)         (39,624)            --              --
                                                  -----------------------------  ----------------- ------------
Outstanding, end of period                                  0        $       0              0       $       0
                                                  =============================  ================= ============

Forward Foreign Currency Exchange Contracts

                                                                                             Net Unrealized
                                           Contracts to                        Contracts      Appreciation
                Settlement Date           Deliver/Receive  In Exchange for     at Value      (Depreciation)
 ------------ --------------------  --------------------- ----------------  ---------------  ----------------
Sales           2/20/97             AUD       19,757,066     $ 15,408,008    $ 15,597,532       $(189,524)
                2/20/97             CAD       29,474,664       22,061,874      22,153,216         (91,342)
               11/04/96 - 11/25/96  DEM       63,828,022       42,221,887      42,062,820         159,067
                2/03/97             DKK      183,827,861       32,226,756      31,683,467         543,289
               11/15/96             ESP    2,294,792,973       18,003,036      17,933,807          69,229
               11/06/96 - 02/24/97  GBP       29,535,303       47,001,005      47,983,571        (982,566)
                2/24/97             IEP        5,137,600        8,258,949       8,356,964         (98,015)
               11/06/96 - 12/12/96  ITL   50,563,151,278       33,180,852      33,270,554         (89,702)
                2/03/97             SEK       30,336,244        4,606,870       4,621,969         (15,099)
                                                          ----------------  ---------------  ----------------
                                                             $222,969,237    $223,663,900       $(694,663)
                                                          ================  ===============  ================
Purchases       2/20/97             AUD        5,341,164     $  4,222,083    $  4,216,667       $  (5,416)
                2/07/97             CHF        1,605,663        1,347,654       1,276,422         (71,232)
               11/04/96 - 12/12/96  DEM       74,563,877       49,473,067      49,161,022        (312,045)
               11/06/96             GBP       14,767,652       24,006,664      24,018,537          11,873
               11/06/96             ITL   25,281,575,639       16,687,509      16,660,558         (26,951)
               11/12/96 - 12/24/96  THB      283,000,000       11,056,005      11,053,140          (2,865)
                                                          ----------------  ---------------  ----------------
                                                             $106,792,982    $106,386,346       $(406,636)
                                                          ================  ===============  ================

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $243,643 at October 31, 1996.

At October 31, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

               Notional Principal      Cash Flows          Cash Flows         Unrealized
Expiration     Amount of Contract   Paid by the Fund  Received by the Fund   Appreciation
 ------------- -------------------  ----------------- ---------------------  ---------------
10/22/01          ITL 11,770,000      Fixed -- 8.055%  Floating -- 6M Libor    $185,544
11/12/01          ITL 11,790,000      Fixed -- 8.058%  Floating -- 6M Libor     122,793
                                                                             ---------------
                                                                               $308,337
                                                                             ===============

(9) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Trust owned the following restricted securities (constituting 0.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                       Date of     Par Amount/
Description                                          Acquisition      Shares        Cost         Value
-------------------------------------------------- -------------- ------------- ------------  ------------
Merrill Lynch Mortgage Investors, 8.227s, 2023         6/22/96      $1,200,000   $  831,750   $  997,500
Russia Note, 0s, 1996                                 10/07/96       3,000,000    2,900,241    2,926,688
                                                                                              ------------
                                                                                              $3,924,188
                                                                                              ============

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended October 31, 1993 and for the period from March 12, 1987 (commencement of investment operations) to October 31, 1987 were audited by other auditors whose report dated December 17, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1996

[blank page]

MFS(R) Multimarket Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(1)
Chairman and Chief Executive Officer
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(1)
Private Investor

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee                     MMTCE-2-12/96 90M


Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent

MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



[front cover]

[mfs logo]

MFS(SM)
INVESTMENT MANAGEMENT

MFS(R) Multimarket Income Trust

Annual Report
for Year Ended
October 31, 1996

[silhouette graphic]